                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                                  New Asia Fund
--------------------------------------------------------------------------------
                                October 31, 2000
================================================================================
REPORT HIGHLIGHTS
-----------------
NEW ASIA FUND
-------------
     * Asian markets fell sharply during the past six months on concern about a recession and slowing technology exports.
     * The New Asia Fund's six-month loss was comparable to its benchmarks, but its 12-month loss of just 0.68% was far superior to double-digit declines in both the MSCI regional index and the Lipper peer group average.
     * We trimmed export-oriented technology companies, particularly in Taiwan and South Korea, and added to holdings in Hong Kong, China, and India.
     * Valuations have reached historic lows, which, combined with the likelihood of further corporate reforms, offers an excellent opportunity for new investment.

================================================================================
UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

================================================================================
FELLOW SHAREHOLDERS
-------------------
     In the Chinese calendar, the year 2000 is the Year of the Dragon -- a year traditionally characterized by upheaval. The performance of the Asian stock markets this year has been very much in keeping with this prophecy. After tremendous gains in late 1999 and early 2000, the Asian markets succumbed to the steep decline in the tech-heavy Nasdaq Composite in the U.S. The New Asia Fund fell sharply during the past six months and ended its fiscal year slightly in the red.

PERFORMANCE COMPARISON
----------------------
Periods Ended 10/31/00              6 Months          12 Months
----------------------              --------          ---------
New Asia Fund                        -23.03%            -0.68%
MSCI All Country Far East Free
Ex-Japan Index                       -25.28            -21.38
Lipper Pacific Ex-Japan
Funds Average                        -22.35            -11.65

     Asian stocks and your fund declined significantly during the six months ended October 31, as shown in the table, and fund performance was comparable to that of our benchmarks. The MSCI All Country Far East Free Ex-Japan Index is an unmanaged benchmark for Asian stocks from Korea to India. The Lipper Pacific Ex-Japan Funds Average is a gauge of the performance of similar funds maintained by the widely recognized mutual fund ranking firm Lipper Inc. Your fund's heavy exposure to India and to the technology and wireless communications industries aided results over the past 12 months but detracted in the more recent period. Our emphasis on the relatively strong Hong Kong market also boosted performance.

     With a slowing U.S. economy spelling reduced export growth for Asia, the markets began pricing in the possibility of recession, particularly in those nations badly hit by the Asian financial crisis. This is because much of the economic recovery that we have seen in Asia over the past few years has been a direct result of strong export growth, particularly in the electronics sector, rather than broad-based economic and corporate restructuring that is still badly needed. The brunt of the stock price declines have, therefore, been borne by the electronics and other technology-related sectors. Telecommunications companies across the region have also suffered severe declines in line with the weakness in global telecom stocks, even though the fundamentals for this sector are quite different in Asia.

PORTFOLIO REVIEW
----------------
MARKET PERFORMANCE
------------------
(In U.S. Dollar Terms)
Periods Ended 10/31/00        6 Months          12 Months
----------------------        --------          ---------
China Free                     -9.07%            -27.90%
Hong Kong                      -11.85             -1.28
India                          -26.00            -10.83
Malaysia                       -17.35              2.60
Philippines                    -34.76            -49.41
Singapore                      -12.63            -12.98
Korea                          -35.13            -33.75
Taiwan                         -36.59            -26.96
Thailand                       -42.00            -42.66

Source: RIMES Online, using MSCI indices.

     We continued to focus on the best and most competitive companies in Asia -- businesses with solid franchises such as strong intellectual property, a defensible niche, or clear market dominance.

     During the past six months, the fund's exposure was significantly reduced in TAIWAN (to 12% from 22%) and SOUTH KOREA (to 12% from 20%). These changes were due both to our decision to trim holdings in electronic components companies, which are mainly located in Taiwan and Korea, and also to the sharp decline in those markets. As shown in the table, Taiwan and Korea were among the worst-performing markets in Asia during the past six and 12 months. Most notably, we trimmed Korea's SAMSUNG ELECTRONICS, one of the world's largest producers of DRAM chips. Although we still believe that the secular trend for increased use of chips in consumer products remains intact, a shorter-term cyclical slowdown in growth means lower prices and profits.

     We added to our positions in HONG KONG (to 34% from 27%), CHINA (to 3% from 1%), and SINGAPORE (to 8% from 4%). Several years after the Asian crisis, companies in Hong Kong and Singapore, having cut out corporate fat, have emerged much leaner and more focused on competing in the global economy. With tremendous growth potential for wireless communications in China, we initiated positions in CHINA UNICOM, the country's second-largest mobile phone operator. The fund also purchased PETROCHINA and CHINA PETROLEUM & CHEMICAL, two energy giants undergoing major restructuring to release more value from their vast operations. The Singapore government's efforts to push shareholder-friendly reforms at companies largely government-owned encouraged us about prospects there. As a result, we increased our stakes in SINGAPORE TELECOM, DBS GROUP, and SINGAPORE PRESS HOLDINGS.

Geographic Diversification pie chart shown here. Hong Kong 34%, India 20%, South Korea 12%, Taiwan 12%, Other and Reserves 9%, Singapore 8%, China 3%
and United Kingdom * 2%.   Based on net assets as of 10/31/00.  * HSBC
Holdings, a global banking conglomerate formerly based in Hong Kong, has moved its domicile to the U.K.

     INDIA is now our  second-largest  country exposure,  and our holdings there have risen to 20% from 18% six months ago. We reduced our stake in ITC, the dominant domestic tobacco company, into strength as its volume growth improved and its market value reached a significant premium to other international tobacco companies. MAHANGAR TELECOM, the state-owned telecom provider, was also eliminated, and we greatly reduced our exposure to ZEE TELEFILMS, India's largest private media company. Both companies are experiencing rising competition, which is squeezing profit margins. We added to HDFC BANK and ICICI, as we are generally very positive on investor-owned financial institutions in India. We also took a position in RELIANCE INDUSTRIES, which is building India's first privately owned broadband network in a telecommunications market that is severely underserved.

     The fund is focused on:
               *    domestic  infrastructure   (Reliance  Industries  and  KOREA
                    TELECOM);
               * wireless telecommunications (HUTCHISON WHAMPOA of Hong Kong, SOUTH KOREA TELECOM, CHINA MOBILE, China Unicom, and TOTAL ACCESS COMMUNICATIONS OF THAILAND);
               * trade and finance (HSBC Holdings, domiciled in the U.K., ICICI, DBS Group, and HDFC Bank);
               * property development (CHEUNG KONG HOLDINGS, GREAT EAGLE HOLDINGS, and HENDERSON LAND DEVELOPMENT, all of Hong Kong);
               * and retail and consumer products (BRITANNIA INDUSTRIES and HINDUSTAN LEVER, both of India, and PRESIDENT CHAIN STORE of Taiwan).

     However, we do continue to own globally competitive exporters such as TAIWAN SEMICONDUCTOR MANUFACTURING in the technology area.

     We continue to shy away from investing in some of Asia's former economic superstars, which are becoming quite insular markets, dominated by local retail activity. We would place Indonesia, the Philippines, and Malaysia in this category. In these countries, we are still uncomfortable with political transitions and the general level of political stability and how this impacts the ability of the economies to move ahead with reforms and liberalization. It concerns us that major multinational foreign investors as well as local investors in these economies seem to be taking a wait and see attitude rather than committing to expand their existing facilities.

OUTLOOK
-------

INDUSTRY DIVERSIFICATION
------------------------       Percent of Net Assets
                                4/30/00    10/31/00
                                -------    --------
Finance                          21.3%       29.9%
Services                         28.2        27.4
Capital Equipment                27.5        13.6
Multi-industry                    7.7         8.2
Consumer Goods                    7.4         8.0
Materials                          -          3.5
Energy                            1.7         2.9
All Other                         1.1          -
Reserves                          5.1         6.5

Total                           100.0%      100.0%

     We are generally more optimistic about the bigger emerging economies in Asia, and in particular China and India. In both countries, the role of the private sector and of entrepreneurs in the economy is expanding, particularly in areas like telecommunications and services. The private sector is far more dynamic than the state-owned companies that have dominated these economies so far, and we expect that there will be more private sector com-panies coming to the market next year, which will broaden the number of companies and industries that we can invest in.

     In Korea and Taiwan, we will be watching with great interest how well local regulators and companies use the opportunity presented by this economic downturn to restructure their troubled banking systems. This requires a lot of political will because the adjustment will necessarily involve some bankruptcies of high profile business groups and higher unemployment. There have been some positive early signs in Korea -- for instance, the huge Daewoo Motors company was finally declared bankrupt, which increases the likelihood that its assets will be liquidated at a much more realistic valuation.

     With markets essentially reflecting the possibility of a recession in Asia, valuations have dropped to historic lows, as they did during the Asian crisis. Although the export sector is likely to slow due to decelerating economies in the U.S. and Europe, we believe that inter-regional trade and consumption growth, driven by emerging Asia's two giant economies (China and India), will provide support to the region's economies. We also believe that slower growth will present another opportunity to push real corporate reforms. Asian companies failed to seize a similar chance immediately after the crisis of two years ago. For this reason, we believe that the present market weakness offers a golden opportunity to invest in Asia not seen since 1997. Our cash position is now minimal, and the fund is fully invested as we think Asian markets are close to a bottom.

Respectfully submitted,

/s/

John R. Ford
President, T. Rowe Price International Funds, Inc.
November 21, 2000

================================================================================
T. Rowe Price New Asia Fund
---------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
                                                                    Percent of
                                                                    Net Assets
                                                                      10/31/00
--------------------------------------------------------------------------------
  Cheung Kong Holdings, Hong Kong                                          8.7%
--------------------------------------------------------------------------------
  Hutchison Whampoa, Hong Kong                                             7.7
--------------------------------------------------------------------------------
  China Mobile, Hong Kong                                                  4.8
--------------------------------------------------------------------------------
  Taiwan Semiconductor Manufacturing, Taiwan                               3.8
--------------------------------------------------------------------------------
  Reliance Industries, India                                               3.0
--------------------------------------------------------------------------------
  Korea Telecom, South Korea                                               3.0
--------------------------------------------------------------------------------
  South Korea Telecom, South Korea                                         3.0
--------------------------------------------------------------------------------
  Samsung Electronics, South Korea                                         2.9
--------------------------------------------------------------------------------

  DBS Group Holdings, Singapore                                            2.9
--------------------------------------------------------------------------------
  ICICI Limited, India                                                     2.7
--------------------------------------------------------------------------------
  Global Tele-Systems, India                                               2.6
--------------------------------------------------------------------------------
  Housing Development Finance, India                                       2.4
--------------------------------------------------------------------------------
  United Microelectronics, Taiwan                                          2.1
--------------------------------------------------------------------------------
  HSBC Holdings, United Kingdom                                            2.1
--------------------------------------------------------------------------------
  Singapore Telecommunications, Singapore                                  1.7
--------------------------------------------------------------------------------
  Dao Heng Bank Group, Hong Kong                                           1.7
--------------------------------------------------------------------------------
  Hon Hai Precision Industry, Taiwan                                       1.7
--------------------------------------------------------------------------------
  Parkway Holdings, Singapore                                              1.6
--------------------------------------------------------------------------------
  China Unicom, Hong Kong                                                  1.5
--------------------------------------------------------------------------------
  Ranbaxy Laboratories, India                                              1.4
--------------------------------------------------------------------------------
  Singapore Press, Singapore                                               1.4
--------------------------------------------------------------------------------
  HDFC Bank, India                                                         1.3
--------------------------------------------------------------------------------
  Housing & Commercial Bank, South Korea                                   1.2
--------------------------------------------------------------------------------
  Pacific Century CyberWorks, Hong Kong                                    1.2
--------------------------------------------------------------------------------
  President Chain Store, Taiwan                                            1.2
--------------------------------------------------------------------------------
  Total                                                                   67.6%

  Note: Table excludes reserves.

================================================================================

T. Rowe Price New Asia Fund
---------------------------
PERFORMANCE COMPARISON
----------------------
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

             MSCI AC Far East   Lipper Pacific Ex-Japan
           Free Ex-Japan Index       Funds Average            New Asia Fund
           -------------------       -------------            -------------
10/90            10000                  10000                     10000
10/91            12218                  11445                     11372
10/92            17236                  14461                     13465
10/93            26557                  21305                     20422
10/94            30664                  23296                     21261
10/95            28353                  22447                     19199
10/96            31156                  24513                     20654
10/97            20379                  17417                     14332
10/98            15681                  14326                     12043
10/99            23844                  20599                     17912
10/00            18746                  22008                     17791

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 10/31/00         1 Year     3 Years      5 Years        10 Years
----------------------         ------     -------      -------        --------
New Asia Fund                  -0.68%      7.47%        -1.51%          5.93%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price New Asia Fund
---------------------------       For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
--------------------
                                  Year
                                 Ended
                              10/31/00  10/31/99  10/31/98  10/31/97  10/31/96
NET ASSET VALUE
Beginning of period            $  7.20   $  4.93   $  5.95   $  8.64   $  8.12
-------------------------------------------------------------------------------
Investment activities
  Net investment income (loss)    0.04      0.05      0.13      0.09      0.06
  Net realized and
  unrealized gain (loss)         (0.08)**   2.31     (1.07)    (2.71)     0.55
-------------------------------------------------------------------------------
  Total from
  investment activities          (0.04)     2.36     (0.94)    (2.62)     0.61
-------------------------------------------------------------------------------
Distributions
  Net investment income          (0.04)    (0.09)    (0.08)    (0.06)    (0.09)
  Net realized gain                  -         -         -     (0.01)        -
-------------------------------------------------------------------------------
  Total distributions            (0.04)    (0.09)    (0.08)    (0.07)    (0.09)
-------------------------------------------------------------------------------
NET ASSET VALUE
End of period                  $  7.12   $  7.20   $  4.93   $  5.95   $  8.64

Ratios/Supplemental Data
Total return*                    (0.68)%   48.73%   (15.97)%  (30.61)%    7.58%
-------------------------------------------------------------------------------
Ratio of total expenses to
average net assets                1.08%     1.21%     1.29%     1.10%     1.11%
-------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                        0.41%     0.87%     2.33%     0.76%     0.66%
-------------------------------------------------------------------------------
Portfolio turnover rate           52.2%     69.9%     68.1%     41.8%     42.0%
-------------------------------------------------------------------------------
Net assets, end of period
(in millions)                  $    875  $    996  $    633  $    877  $  2,041
-------------------------------------------------------------------------------

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price New Asia Fund
---------------------------                                   October 31, 2000
PORTFOLIO OF INVESTMENTS
------------------------                                  Shares         Value
                                                          ------         -----
In thousands

CHINA  2.6%
Common Stocks  2.6%
China Petroleum & Chemical (Class H) (HKD) *            29,798,000   $    5,846
-------------------------------------------------------------------------------
Huaneng Power International (HKD)                        6,082,000        2,379
-------------------------------------------------------------------------------
PetroChina (HKD)                                        48,340,000       10,165
-------------------------------------------------------------------------------
Shanghai Industrial Holdings (HKD)                       2,445,000        4,608
-------------------------------------------------------------------------------
Total China (Cost $22,076)                                               22,998
-------------------------------------------------------------------------------

HONG KONG  34.3%
Common Stocks  34.3%
Brilliance China Automotive Holdings                       358,000          116
-------------------------------------------------------------------------------
Cathay Pacific Airways                                   2,165,000        3,928
-------------------------------------------------------------------------------
Cheung Kong Holdings                                     6,917,000       76,496
-------------------------------------------------------------------------------
China Mobile (Hong Kong) *                               6,493,000       41,627
-------------------------------------------------------------------------------
China Resources Beijing                                 14,742,000        2,987
-------------------------------------------------------------------------------
China Unicom *                                           6,530,000       13,104
-------------------------------------------------------------------------------
Citic Pacific                                            1,060,000        4,254
-------------------------------------------------------------------------------
Dah Sing Financial                                       1,303,400        5,599
-------------------------------------------------------------------------------
Dao Heng Bank Group                                      2,987,760       15,094
-------------------------------------------------------------------------------
Esprit Holdings                                          9,089,988        7,809
-------------------------------------------------------------------------------
Great Eagle Holdings                                     5,743,000        8,247
-------------------------------------------------------------------------------
Hang Seng Bank                                             389,000        4,589
-------------------------------------------------------------------------------
Henderson Land Development                               2,210,000        9,521
-------------------------------------------------------------------------------

Hutchison Whampoa                                        5,413,900       67,335
-------------------------------------------------------------------------------
Li & Fung *                                              4,484,000        8,337
-------------------------------------------------------------------------------
MTR *                                                    1,450,000        2,147
-------------------------------------------------------------------------------
New World China Land *                                   4,152,800        1,331
-------------------------------------------------------------------------------
Pacific Century CyberWorks *                            14,019,427       10,786
-------------------------------------------------------------------------------
Phoenix Satellite Television Holdings *                 22,854,000        5,333
-------------------------------------------------------------------------------
Sa Sa International Holdings                             6,549,000          773
-------------------------------------------------------------------------------
Sino Land                                                4,500,000        2,005
-------------------------------------------------------------------------------
South China Morning Post                                 7,946,000        5,451
-------------------------------------------------------------------------------
Varitronix International                                 2,931,000        3,382
-------------------------------------------------------------------------------
Total Hong Kong (Cost $215,174)                                         300,251
-------------------------------------------------------------------------------

INDIA  20.0%
Common Stocks  20.0%
Apollo Hospitals                                           827,000   $    3,707
-------------------------------------------------------------------------------
Britannia Industries                                       491,500        7,995
-------------------------------------------------------------------------------
Cipla                                                      494,400        9,333
-------------------------------------------------------------------------------
Global E-Com *                                             984,000        4,960
-------------------------------------------------------------------------------
Global Tele-Systems *                                    1,028,000       23,135
-------------------------------------------------------------------------------
HCL Infosystems *                                          354,000        1,691
-------------------------------------------------------------------------------
HCL Technologies                                            59,000        1,487
-------------------------------------------------------------------------------
HDFC Bank                                                2,181,000       11,686
-------------------------------------------------------------------------------
Hindustan Lever                                          2,603,000        9,907
-------------------------------------------------------------------------------
Housing Development Finance                              2,070,800       20,737
-------------------------------------------------------------------------------
ICICI Bank ADR (USD) *                                     453,800        2,156
-------------------------------------------------------------------------------
ICICI Bank                                               1,791,842        4,227
-------------------------------------------------------------------------------

ICICI                                                    8,457,722       13,521
-------------------------------------------------------------------------------
ICICI ADR (USD)                                            349,962        3,303
-------------------------------------------------------------------------------
ITC                                                        326,500        5,309
-------------------------------------------------------------------------------
McDowell                                                 1,960,800        2,606
-------------------------------------------------------------------------------
Pentamedia Graphics                                        542,000        4,037
-------------------------------------------------------------------------------
Ranbaxy Laboratories                                       842,500       12,539
-------------------------------------------------------------------------------
Reliance Industries *                                    4,108,000       26,584
-------------------------------------------------------------------------------
Zee Telefilms *                                            908,800        5,604
-------------------------------------------------------------------------------
Total India (Cost $173,936)                                             174,524
-------------------------------------------------------------------------------

PHILIPPINES  0.1%
Common Stocks  0.1%
La Tondena Distillers                                    1,449,300          822
-------------------------------------------------------------------------------
Total Philippines (Cost $653)                                               822
-------------------------------------------------------------------------------

SINGAPORE  8.0%
Common Stocks  8.0%
DBS Group Holdings                                       2,119,443       24,980
-------------------------------------------------------------------------------
Parkway Holdings                                         6,729,000       13,793
-------------------------------------------------------------------------------
Singapore Airlines                                         420,000        4,209
-------------------------------------------------------------------------------
Singapore Press Holdings                                   835,719       11,944
-------------------------------------------------------------------------------
Singapore Telecommunications                             9,116,000       15,104
-------------------------------------------------------------------------------
Total Singapore (Cost $78,201)                                           70,030
-------------------------------------------------------------------------------

SOUTH KOREA  12.5%
Common Stocks  12.5%
Housing & Commercial Bank                                  453,100   $   10,894
-------------------------------------------------------------------------------
Hyundai Electronics Industries *                           339,000        2,083
-------------------------------------------------------------------------------
Korea Electric Power                                       309,540        6,912
-------------------------------------------------------------------------------
Korea Telecom                                              282,600       16,645
-------------------------------------------------------------------------------
Korea Telecom ADR (USD)                                    267,000        9,846
-------------------------------------------------------------------------------
Korean Air Lines                                           501,650        2,620
-------------------------------------------------------------------------------
Mirae                                                      881,900        1,419
-------------------------------------------------------------------------------
Opicom *                                                   127,500          655
-------------------------------------------------------------------------------
Samsung Electronics                                        203,892       25,542
-------------------------------------------------------------------------------
Shinhan Bank                                               636,000        6,374
-------------------------------------------------------------------------------
South Korea Telecom                                        121,340       25,868
-------------------------------------------------------------------------------
Total South Korea (Cost $91,216)                                        108,858
-------------------------------------------------------------------------------

TAIWAN  12.0%
Common Stocks  12.0%
Acer Communication & Multimedia                            391,000          466
-------------------------------------------------------------------------------
Ambit Microsystems                                         537,000        2,494
-------------------------------------------------------------------------------
Asustek Computer                                         1,173,800        5,851
-------------------------------------------------------------------------------
Elan Microelectronics *                                  1,276,000        3,773
-------------------------------------------------------------------------------
Far Eastern Textile                                      1,240,740        1,022
-------------------------------------------------------------------------------
Hon Hai Precision Industry                               2,702,340       14,139
-------------------------------------------------------------------------------
Hon Hai Precision Industry GDR (144a) (USD)                 32,115          369
-------------------------------------------------------------------------------
Powerchip Semiconductors GDR (USD) *                       428,845        2,830
-------------------------------------------------------------------------------
President Chain Store                                    3,579,714       10,196
-------------------------------------------------------------------------------

Siliconware Precision Industries *                       6,453,676        4,915
-------------------------------------------------------------------------------
Taiwan Cellular *                                        2,351,000        4,913
-------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing *                    10,827,144       32,850
-------------------------------------------------------------------------------
United Microelectronics *                               10,573,440       18,659
-------------------------------------------------------------------------------
WYSE Technology Taiwan                                     297,800          160
-------------------------------------------------------------------------------
Yageo *                                                  3,091,101        2,373
-------------------------------------------------------------------------------
Total Taiwan (Cost $94,083)                                             105,010
-------------------------------------------------------------------------------

THAILAND  1.8%
Common Stocks and Rights  1.8%
TelecomAsia *                                           14,757,000        8,886
-------------------------------------------------------------------------------
TelecomAsia, Rights *                                    1,597,894          363
-------------------------------------------------------------------------------
Total Access Communications (USD) *                      2,029,000   $    6,452
-------------------------------------------------------------------------------
Total Thailand (Cost $17,949)                                            15,701
-------------------------------------------------------------------------------

UNITED KINGDOM  2.1%
Common Stocks  2.1%
HSBC Holdings (HKD)                                      1,314,434       18,286
-------------------------------------------------------------------------------
Total United Kingdom (Cost $11,135)                                      18,286
-------------------------------------------------------------------------------

UNITED STATES  4.4%
Common Stocks  0.2%
Asia Global Crossing (Class A) *                           200,000        1,413
-------------------------------------------------------------------------------
                                                                          1,413
-------------------------------------------------------------------------------
Money Market Funds  4.2%
Reserve Investment Fund, 6.68% #                        37,143,189       37,143
-------------------------------------------------------------------------------
                                                                         37,143
-------------------------------------------------------------------------------
Total United States (Cost $38,542)                                       38,556
-------------------------------------------------------------------------------
Total Investments in Securities
97.8% of Net Assets (Cost $742,965)                                  $  855,036

Other Assets Less Liabilities                                            19,649

NET ASSETS                                                           $  874,685

     *  Non-income producing
     #  Seven-day yield
  144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 0.04% of net assets.
   ADR  American depository receipt
   GDR  Global depository receipt
   HKD  Hong Kong dollar
   USD  U.S. dollar

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New Asia Fund
---------------------------                                    October 31, 2000
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------                                In thousands
ASSETS

Investments in securities, at value (cost $742,965)             $    855,036
Securities lending collateral                                         64,534
Other assets                                                          50,027
-----------------------------------------------------------------------------
Total assets                                                         969,597
-----------------------------------------------------------------------------
LIABILITIES

Obligation to return securities lending collateral                    64,534
Other liabilities                                                     30,378
-----------------------------------------------------------------------------
Total liabilities                                                     94,912
-----------------------------------------------------------------------------

NET ASSETS                                                      $    874,685

Net Assets Consist of:
Accumulated net realized gain/loss - net of distributions           (185,904)
Net unrealized gain (loss)                                           111,126
Paid-in-capital applicable to 122,763,033 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                   949,463
-----------------------------------------------------------------------------

NET ASSETS                                                      $    874,685

NET ASSET VALUE PER SHARE                                       $       7.12

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New Asia Fund
---------------------------
STATEMENT OF OPERATIONS
-----------------------                                           In thousands
                                                                         Year
                                                                        Ended
                                                                     10/31/00
Investment Income (Loss)
Income
  Dividend (net of foreign taxes of $981)                       $      14,207
  Interest (net of foreign taxes of $40)                                3,469
  Securities lending                                                      314
-------------------------------------------------------------------------------
  Total Income                                                         17,990
-------------------------------------------------------------------------------
Expenses
  Investment management                                                 9,914
  Shareholder servicing                                                 2,374
  Custody and accounting                                                  527
  Prospectus and shareholder reports                                      165
  Legal and audit                                                          44
  Registration                                                             35
  Directors                                                                 8
  Miscellaneous                                                             9
-------------------------------------------------------------------------------
  Total expenses                                                       13,076
  Expenses paid indirectly                                                 (1)
-------------------------------------------------------------------------------
  Net expenses                                                         13,075
-------------------------------------------------------------------------------
Net investment income (loss)                                            4,915
-------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities (net of foreign taxes of $10,269)                        159,978
  Foreign currency transactions                                        (1,606)
-------------------------------------------------------------------------------
  Net realized gain (loss)                                            158,372
-------------------------------------------------------------------------------
Change in net unrealized gain or loss
  Securities (net of deferred foreign taxes of $4,274)               (118,830)
  Other assets and liabilities
  denominated in foreign currencies                                      (174)
-------------------------------------------------------------------------------
  Change in net unrealized gain or loss                              (119,004)
-------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                39,368
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $      44,283

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New Asia Fund
---------------------------

    Statement of Changes in Net Assets

    In thousands
                                                           Year
                                                          Ended
                                                       10/31/00       10/31/99
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                      $     4,915     $    6,847
  Net realized gain (loss)                              158,372         17,705
  Change in net unrealized gain or loss                (119,004)       285,186
-------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations      44,283        309,738
-------------------------------------------------------------------------------
Distributions to shareholders
  Net investment income                                  (5,468)       (11,370)
-------------------------------------------------------------------------------
Capital share transactions *
  Shares sold                                         1,436,534        934,309
  Distributions reinvested                                5,282         10,841
  Shares redeemed                                    (1,601,775)      (880,525)
-------------------------------------------------------------------------------
  Increase (decrease) in net assets from capital
  share transactions                                   (159,959)        64,625
-------------------------------------------------------------------------------
Net Assets
Increase (decrease) during period                      (121,144)       362,993
Beginning of period                                     995,829        632,836
-------------------------------------------------------------------------------
End of period                                       $   874,685     $  995,829

*Share information
  Shares sold                                           157,387        150,881
  Distributions reinvested                                  580          2,217
  Shares redeemed                                      (173,435)      (143,305)
-------------------------------------------------------------------------------
  Increase (decrease) in shares outstanding             (15,468)         9,793

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New Asia Fund
---------------------------                                    October 31, 2000
NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The New Asia Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation, and commenced operations on September 28, 1990. The fund seeks long-term growth of capital through investments in companies located, or with primary operations, in Asia (excluding Japan).

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Emerging Markets At October 31, 2000, approximately 58% of the fund's net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At October 31, 2000, the value of loaned securities was $60,158,000; aggregate collateral consisted of $64,534,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $589,921,000 and $743,277,000, respectively, for the year ended October 31, 2000.

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. In 2000, the fund utilized $170,244,000 of capital loss carryforwards for federal income tax purposes. As of October 31, 2000, the fund has $184,969,000 of capital loss carryforwards, all of which expires in 2006. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 2000. The reclassifications relate primarily to foreign taxes and net operating losses.
The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

Undistributed net investment income                             $  (4,330,000)
Undistributed net realized gain                                    12,758,000
Paid-in-capital                                                    (8,428,000)


     At October 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $742,965,000. Net unrealized gain aggregated $112,071,000 at period-end, of which $196,916,000 related to appreciated investments and $84,845,000 to depreciated investments.

NOTE 4 - FOREIGN TAXES
----------------------

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of dividend and interest income.

     Gains realized upon disposition of Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sales proceeds. The fund accrues a deferred tax liability for net unrealized gains, which totaled $770,000 at October 31, 2000.

NOTE 5 - RELATED PARTY TRANSACTIONS
-----------------------------------

     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates). The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $612,000 was payable at October 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At October 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,984,000 for the year ended October 31, 2000, of which $190,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum International Fund held approximately 0.3% of the outstanding shares of the New Asia Fund at October 31, 2000. For the year then ended, the fund was allocated $7,000 of Spectrum expenses.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates or T. Rowe Price International, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 2000, totaled $3,289,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year ended October 31, 2000, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $74,280,000 with certain affiliates of the manager and paid commissions of $195,000 related thereto.

================================================================================

T. Rowe Price New Asia Fund
---------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of New Asia Fund

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New Asia Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
November 17, 2000


================================================================================
T. Rowe Price New Asia Fund
---------------------------

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/00

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund will pass through foreign source income of $2,861,000 and foreign taxes paid of $11,290,000.

ANNUAL MEETING RESULTS
----------------------

     The T. Rowe Price New Asia Fund held an annual meeting on October 25, 2000, to approve a new investment management agreement, to amend the fund's fundamental policy to permit the fund to change its status from diversified to nondiversified, to elect fund directors, and to ratify the Board of Directors' selection of PricewaterhouseCoopers LLP as the fund's independent accountants.

     The results of voting were as follows (by number of shares):

To approve a new investment management agreement:

  Affirmative:      72,172,126.698
  Against:           1,426,796.632
  Abstain:           1,929,738.928
  Total:            75,528,662.258

To amend the fund's fundamental policy to permit it to change its status from diversified to nondiversified:

  Affirmative:      53,449,664.912
  Against:           7,211,629.463
  Abstain:           1,789,121.883
  Broker Non-votes: 13,078,246.000
  Total:            75,528,662.258

To elect the directors listed below:

  M. David Testa
  Affirmative:      73,469,056.332
  Withhold:          2,059,605.926
  Total:            75,528,662.258

  Martin G. Wade
  Affirmative:      73,464,230.815
  Withhold:          2,064,431.443
  Total:            75,528,662.258

  Anthony W. Deering
  Affirmative:      73,470,786.305
  Withhold:          2,057,875.953
  Total:            75,528,662.258

  Donald W. Dick, Jr.
  Affirmative:      73,537,388.140
  Withhold:          1,991,274.118
  Total:            75,528,662.258

  Paul M. Wythes
  Affirmative:      73,460,534.044
  Withhold:          2,068,128.214
  Total:            75,528,662.258

To  ratify  the  appointment  of   PricewaterhouseCoopers   LLP  as  independent
accountants:

  Affirmative:      73,522,328.005
  Against:             788,703.777
  Abstain:           1,217,630.476
  Total:            75,528,662.258

================================================================================

FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

FOR THE HEARING IMPAIRED, CALL:
1-800-367-0763

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

WALK-IN INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site.

BALTIMORE AREA
Downtown - new address
105 East Lombard Street
Owings Mills
Three Financial  Center
4515  Painters  Mill Road

BOSTON  AREA
386  Washington  Street
Wellesley

COLORADO SPRINGS
2260 Briargate Parkway

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

SAN FRANCISCO AREA
1990 North California Boulevard
Suite 100
Walnut Creek

TAMPA
4200 West Cypress Street
10th Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.          F39-050  10/31/00